EXHIBIT 4.1

NUMBER
SHARES
=========

                             Hana Biosciences, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
             AUTHORIZED: 100,000,000 COMMON SHARES, $.001 PAR VALUE

                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
                                                                CUSIP: 40963P105

         This Certifies That

         Is The Owner Of

          FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.001 PAR VALUE
                             Hana Biosciences, Inc.

transferable only on the books of the corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Certificate of Incorporation, to all of which the holder by acceptance hereby assents. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

/s/ John P. Iparraguirre                     /s/ Mark J. Ahn
SECRETARY                                    PRESIDENT

                                             COUNTERSIGNED:
                                             CORPORATE STOCK TRANSFER, INC.
                                             3200 Cherry Creek Drive, South,
                                             Suite 430, Denver, CO 80209

                                             By ---------------
                                             TRANSFER AGENT AND REGISTRAR
                                             AUTHORIZED OFFICER

                             Hana Biosciences, Inc.
                         Corporate Strock Transfer, Inc.
                            Transfer Fee: As Required

THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM -- as tenants in common       UNIF GIFT MIN ACT ---- Custodian for ----
                                                       (Cust)            (Minor)

TEN ENT -- as tenants by the entireties
           under Uniform Gifts to Minors
           Act of-------
                 (State)

JT TEN -- as joint tenants with
          right of survivorship
          and not as tenants
          in common

    Additional abbreviations may also be used though not in the above list.

For value received -----------------------hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                     --------------------------------------

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


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                  Shares of the Common Stock represented by the within
                  Certificate, and do hereby irrevocably constitute and appoint ----------------------------- Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated

SIGNATURE GUARANTEED                    ----------------------------------------

                                        ----------------------------------------

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stock Brokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.